Exhibit 10.26

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 30, 2024, is by and among SMART GLOBAL HOLDINGS, INC., a Cayman Islands exempted company (the “Parent Borrower”), SMART MODULAR TECHNOLOGIES, INC., a California corporation (the “Co-Borrower” and, together with the Parent Borrower, the “Borrowers” and each a “Borrower”), the Lenders (as defined below) party hereto and CITIZENS BANK, N.A., as administrative agent (the “Agent”), and acknowledged and agreed to by the Subsidiary Loan Parties. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).
W I T N E S S E T H
WHEREAS, the Borrowers, the various financial institutions from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Credit Agreement dated as of February 7, 2022 (as amended by the First Amendment dated as of August 29, 2022 and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);
WHEREAS, the Borrowers have requested that the Agent and the Lenders agree to make certain amendments to the Credit Agreement, and the Administrative Agent and the Lenders have agreed to such amendments, in accordance with and subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
1.1    Amendment to Credit Agreement. Section 7.01(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(g)    any event or condition (other than, for the avoidance of doubt, any conversion or exchange of convertible or exchangeable debt securities or any event or condition which triggers a conversion or exchange right of holders of convertible or exchangeable debt securities otherwise permitted to be incurred under this Agreement) occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with all applicable grace periods having expired) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, provided that this paragraph (g) shall not apply to (i) secured Indebtedness that becomes due as a result of the sale, transfer or other disposition (including as a result of a casualty or condemnation event) of the property or assets securing such Indebtedness (to the extent such sale, transfer or other disposition is not prohibited under this Agreement), (ii) termination events or similar events occurring under any Swap Agreement that constitutes Material Indebtedness (it being understood that paragraph (f) of this Section will apply to any failure to make any payment required as a result of any such termination or similar event) or (iii) any breach or default that is (I) remedied by the Parent Borrower or the applicable Restricted Subsidiary or (II) waived (including in the form of amendment) by the required holders of the applicable item of Indebtedness, in either case, prior to the acceleration of Loans pursuant to this Article VII;
ARTICLE II
CONDITIONS TO EFFECTIVENESS
2.1    Closing Conditions. This Amendment shall be deemed effective as of the date set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Agent):
(a)     Executed Amendment. The Agent shall have received a copy of this Amendment duly executed by each Borrower, the other Loan Parties, the Required Lenders and the Agent.
(b)    Fees and Expenses. The Agent shall have received from the Borrowers all fees and reasonable and documented out-of-pocket expenses that are payable in connection with the consummation of this Amendment, and Jones Day shall have received from the Borrowers payment of all reasonable and documented fees and expenses incurred prior to the date hereof or in connection with this Amendment.
ARTICLE III
MISCELLANEOUS
3.1    Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
3.2    Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants as follows:
(a)    Such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)    Such Loan Party has duly executed and delivered the Amendment and the Amendment constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)    No approval is required to be obtained by such Loan Party or any of its Subsidiaries in connection with the execution, delivery or performance by such Loan Party of this Amendment; except for such approvals which have been issued or obtained by such Loan Party or any of its Subsidiaries which are in full force and effect.
(d)    The representations and warranties of each Loan Party set forth in Article III of the Credit Agreement are true and correct in all material respects on the date hereof, provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all
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material respects as of such earlier date; provided, further, that, with respect to any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, they are true and correct in all respects (giving effect to any such qualifications) on the date of hereof or on such earlier date, as the case may be.
(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.
3.3    Reaffirmation of Obligations. Each Loan Party acknowledges and agrees that all Loan Document Obligations constitute the valid and binding obligations of such Loan Party enforceable against such Loan Party without setoff, counterclaim, or defense, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity. Each Loan Party hereby ratifies the Credit Agreement and each other Loan Document to which it is a party, and acknowledges and reaffirms that: (y) that it is bound by all terms of the Credit Agreement and the other Loan Documents applicable to it and (z) it is responsible for the observance and full performance of its respective Loan Document Obligations.
3.4    Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
3.5    Expenses. Each Borrower agrees to pay all reasonable and documented costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees and expenses of the Agent’s legal counsel).
3.6    Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
3.7    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Subject to Section 2 above, this Amendment shall be effective when it has been executed by the Borrowers, the other Loan Parties, the Agent and the requisite Lenders, and each party has transmitted executed signature pages by telefacsimile or in ‘PDF’ format by electronic mail.
3.8    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
3.9    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
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3.10    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The consent to jurisdiction, consent to service of process and waiver of jury trial provisions set forth in Sections 9.09 and 9.10 of the Credit Agreement, respectively, are hereby incorporated by reference, mutatis mutandis.
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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.
SMART GLOBAL HOLDINGS, INC.
By:    /s/ Anne Kuykendall
Name: Anne Kuykendall
Title: Senior Vice President and Chief Legal Officer
SMART MODULAR TECHNOLOGIES, INC.
By:    /s/ Anne Kuykendall
Name: Anne Kuykendall
Title: Vice President and Secretary

SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

ACKNOWLEDGED AND AGREED TO:
SMART MODULAR TECHNOLOGIES (DE), INC.
CREELED, INC.
EXECUTED AS A DEED FOR AND ON BEHALF OF SMART MODULAR TECHNOLOGIES (DH), INC.
SMART WIRELESS COMPUTING, INC.
PENGUIN COMPUTING, INC.
SMART HIGH RELIABILITY SOLUTIONS LLC
SMART EMBEDDED COMPUTING, INC.
By:    /s/ Anne Kuykendall
Name: Anne Kuykendall
Title: Vice President and Secretary

STRATUS TECHNOLOGIES, INC.

By:    /s/ Anne Kuykendall
Name: Anne Kuykendall
Title: Secretary and General Counsel

SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

CITIZENS BANK, N.A.,
as Agent and a Lender
By: /s/ Earl Kwak
    Name: Earl Kwak
    Title: Senior Vice President

SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

Fifth Third Bank, National Association, as a Lender
By: /s/ Nick Meece
    Name: Nick Meece
    Title: Principal
SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

M&T Bank, as a Lender
By: /s/ Kathryn Williams
    Name: Kathryn Williams
    Title: Director
SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

Wells Fargo Bank, National Association, as a Lender
By: /s/ Daniel Sanchez
    Name: Daniel Sanchez
    Title: Senior Vice President
SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

HSBC Bank USA, N.A., as a Lender
By: /s/ Richard Barnsley
    Name: Richard Barnsley
    Title: Senior Vice President
SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Kathryn M. McAndrew
    Name: Kathryn M. McAndrew
    Title: Vice President
SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

Santander Bank, N.A., as a Lender
By: /s/ Matthew Cunningham
    Name: Matthew Cunningham
    Title: Vice President
SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By: /s/ Hunter Simensen
    Name: Hunter Simensen
    Title: Duly Authorized Signatory
SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

Comerica Bank, as a Lender
By: /s/ Cailyn Coburn
    Name: Cailyn Coburn
    Title: AVP
SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender
By: /s/ Moses Papadopoulos
    Name: Moses Papadopoulos
    Title: Vice President
SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

CADENCE BANK, as a Lender
By: /s/ James A. Morgan
    Name: James A. Morgan
    Title: Managing Director
SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

Bank of America, N.A., as a Lender
By: /s/ Spencer Hunter
    Name: Spencer Hunter
    Title: Vice President
SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender
By: /s/ Joseph Tauro
    Name: Joseph Tauro
    Title: Assistant Vice President
SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

FIRST HORIZON BANK, as a Lender
By: /s/ Jeffrey Flagg
    Name: Jeffrey Flagg
    Title: Senior Vice President
SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH, as a Lender
By: /s/ Sean Hu
    Name: Sean Hu
    Title: SVP & Senior Business Manager
By: /s/ Chong Tan
    Name: Chong Tan
    Title: DGM & Head of Risk Management
SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

KeyBank National Association, as a Lender
By: /s/ David Raczka
    Name: David Raczka
    Title: Senior Vice President
SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By: /s/ Irlen Mak
    Name: Irlen Mak
    Title: Director
SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

FIRST-CITIZENS BANK AND TRUST COMPANY, as a Lender
By: /s/ Devanshi Dhanuka
    Name: Devanshi Dhanuka
    Title: Vice President
SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

Mizuho Bank, Ltd., as a Lender
By: /s/ Tracy Rahn
    Name: Tracy Rahn
    Title: Managing Director
SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

BMO, as a Lender
By: /s/ Scott Bruni
    Name: Scott Bruni
    Title: Managing Director
SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

SYNOVUS BANK, as a Lender
By: /s/ Robert Haley
    Name: Robert Haley
    Title: Director
SMART GLOBAL HOLDINGS, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT